Execution Version

AMENDMENT No. 2 to TRUST AGREEMENT

          This Amendment No. 2 (this “Amendment”), dated as of June 1, 2009, is entered into by and among Bluegreen Timeshare Finance Corporation I (as “Depositor” and “Residual Interest Holder”), GSS Holdings, Inc. (as “Trust Owner”) and Wilmington Trust Company (as “Owner Trustee”, and together with the Depositor, the Residual Interest Owner and the Trust Owner, the “Trust Parties”) and relates to that certain Trust Agreement, dated as of May 5, 2006, by and among the Trust Parties (as amended by that certain Amendment No. 1, dated as of March 1, 2008, by and among the Trust Parties, the “Trust Agreement”).

RECITALS

          WHEREAS, the Trust Parties desire to incorporate the second amended and restated standard definitions attached hereto as Exhibit A (the “Second Amended and Restated Standard Definitions”) into the Trust Agreement.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.01 Amendment to Trust Agreement.

          The Trust Parties hereby agree that the “Amended and Restated Standard Definitions” attached to the Trust Agreement as Exhibit A shall be replaced with the Second Amended and Restated Standard Definitions.

          Section 2.01. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 2.02. Governing Law.

          THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 2.03. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants,

Execution Version

agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

          Section 2.04. Continuing Effect.

          Except as expressly amended hereby, the Trust Agreement shall continue in full force and effect in accordance with the provisions thereof and the Trust Agreement is in all respects hereby ratified, confirmed and preserved.

          Section 2.05. Successors and Assigns.

          This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          Section 2.06. Direction to the Owner Trustee.

          By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature page to follow]

Execution Version

          IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BLUEGREEN TIMESHARE FINANCE CORPORATION I

By:

Name:	Allan J. Herz
Title:	President and Assistant Treasurer

BXG TIMESHARE TRUST I,

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:

Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

GSS HOLDINGS, INC.

By:

Name:
Title:

Execution Version

Pursuant to Section 11.01 of the Trust Agreement, the undersigned hereby consents to this Amendment.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:

Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as Agent, representing a majority of the Outstanding Note Balance of each Class of Notes

By:

Name:
Title: